                                                                    Exhibit 99.2



                  FORM OF TRANSITION SERVICES AGREEMENT, dated as of
December 1, 2003 (this "Services Agreement"), among Genesis Health Ventures, Inc. (which is expected to be renamed "NeighborCare, Inc." in connection with the spin-off of its ElderCare business), a Pennsylvania corporation ("NeighborCare"), and Genesis HealthCare Corporation, a Pennsylvania corporation ("ElderCare"). Each of NeighborCare and ElderCare is sometimes hereinafter referred to as a "Party" and together as the "Parties."


                  WHEREAS, the Parties have entered into the Separation and Distribution Agreement (the "Separation Agreement"), pursuant to which NeighborCare has agreed to distribute to its shareholders all of the outstanding shares of ElderCare (the "Spin-Off");

                  WHEREAS, the NeighborCare and ElderCare businesses have historically provided or shared, and currently provide or share, certain services to or with each other;

                  WHEREAS, in recognition of the historic and current relationship between the NeighborCare and ElderCare businesses, ElderCare is interested in purchasing certain services from NeighborCare and its Subsidiaries, and NeighborCare is interested in providing such services to ElderCare and its Subsidiaries during a transition period commencing on the date of the Spin-Off (the "Distribution Date"); and

                  WHEREAS, in recognition of the historic and current relationship between the NeighborCare and ElderCare businesses, NeighborCare is interested in purchasing certain services from ElderCare and its Subsidiaries, and ElderCare is interested in providing such services to NeighborCare and its Subsidiaries during a transition period commencing on the Distribution Date;

                  NOW, THEREFORE, the Parties hereby agree as follows:

                                   ARTICLE I

                                   Definitions

         All terms used herein and not defined herein shall have the meanings assigned to them in the Separation Agreement.

                                   ARTICLE II

                    Agreement To Provide and Accept Services

         Section 2.01. Provision of Services. On the terms and subject to the conditions contained herein, NeighborCare Service Providers (as defined below) shall provide to ElderCare and its subsidiaries (the "ElderCare Service Recipients") the services listed on the attached Schedule 1 ("NeighborCare Services"), and ElderCare Service Providers (as defined below) shall provide to NeighborCare and its subsidiaries (the "NeighborCare Service Recipients") the services listed on the attached Schedule 2 ("ElderCare Services"). Each NeighborCare Service or ElderCare Service (as applicable, "a "Service") shall be provided in respect of the fees set forth with respect to such Service on
Schedule 1 or Schedule 2, as applicable, or as the Parties may otherwise agree to in writing. Each of the Services shall be provided and accepted in accordance with the terms, limitations and conditions set forth herein and on Schedule 1 or
Schedule 2, as applicable.

         Section 2.02. Service Providers. "NeighborCare Service Providers" means
(1) NeighborCare, (2) any subsidiary of NeighborCare, (3) any third party to the extent such third party is providing or has provided services as of or prior to the Distribution Date to ElderCare and its subsidiaries or (4) such other third parties as may from time to time be designated in writing by NeighborCare to ElderCare and approved by ElderCare, which acceptance shall not be unreasonably withheld. Subject to the provisions of this Article II, in the event NeighborCare subcontracts any or all of the work to be performed by it under this Services Agreement in accordance with the foregoing sentence, NeighborCare shall retain responsibility for the work that is subcontracted. "ElderCare Service Providers" means (1) ElderCare, (2) any subsidiary of ElderCare, (3) any third party to the extent such third party is providing or has provided services as of or prior to the Distribution Date to NeighborCare and its subsidiaries or
(4) such other third parties as may from time to time be designated in writing by ElderCare to NeighborCare and approved by NeighborCare, which acceptance shall not be unreasonably withheld. Subject to the provisions of this Article II, in the event ElderCare subcontracts any or all of the work to be performed by it under this Services Agreement in accordance with the foregoing sentence, ElderCare shall retain responsibility for the work that is subcontracted.

         Section 2.03. Access. Each Service Recipient shall make available on a timely basis to the relevant Service Providers all information and materials reasonably requested by any such Service Provider to enable it to provide the Services. Each Party shall provide each Service Provider with reasonable access upon reasonable prior notice to its and its subsidiaries' premises to the extent necessary for the purpose of providing the relevant Services.

                                  ARTICLE III

                   Services; Payment; Independent Contractors


         Section 3.01. Services To Be Provided. (a) Unless otherwise agreed by the Parties in writing, (1) each NeighborCare Service Provider shall be required to perform the Services in good faith and at a standard of performance that is substantially similar in all material respects to the manner and timeliness in which such Services were performed for ElderCare and its subsidiaries prior to the Distribution Date, and each ElderCare Service Provider shall be required to perform the Services in good faith and at a standard of performance that is substantially similar in all material respects to the manner and timeliness in which such Services were performed for NeighborCare and its subsidiaries prior to the Distribution Date, and (2) each NeighborCare Service Recipient or ElderCare Service Recipient (each, when relevant, a "Service Recipient") shall use the Services solely for substantially the same purposes and in substantially the same manner (including as to volume, amount, level, or frequency, as applicable) as the services had been used by the business of the applicable Service Recipient prior to such date. In no event shall the scope of a Service required to be performed hereunder exceed that described on Schedule 1 and
Schedule 2 hereof, unless otherwise agreed by the Parties in writing. Each NeighborCare Service Provider and each ElderCare Service Provider (as applicable, a "Service Provider") shall act under this Services Agreement solely as an independent contractor and not as an agent of any ElderCare Service Recipient or NeighborCare Service Recipient, as applicable.


              (b) Each Party shall use its good-faith efforts, and agrees to provide such assistance as may be reasonably requested by any Service Recipient, to assist the other with the development of transition plans to assure a smooth and orderly transition, and shall use its reasonable good-faith efforts to reduce or eliminate its and its Service Recipients' dependency on the Services no later than the end of the term of such Service.

              (c) If it is necessary for any Service Provider to increase staffing or acquire equipment or make any investments or capital expenditures to accommodate an increase in the use of any Service beyond the level of use of such Service prior to the Distribution Date as a result of an increase in volume of the business or a change in the manner in which the business is being conducted, such Service Provider shall inform the Service Recipient in writing of such increase in staffing level, equipment acquisitions, investments or capital expenditures before any such cost or expense is incurred. Upon mutual agreement of the Parties acting in good faith as to the necessity of any such increase, the Service Recipient shall advance to the relevant Service Providers an amount equal to the actual costs and expenses to be incurred in connection therewith. If such mutual agreement is not reached, the Service Provider's obligation to provide or cause to be provided such Service shall be limited to the level of use of such Service then in effect.

              (d) If, by virtue of any termination or reduction of any Services as contemplated by Article IV hereof, it becomes desirable for any Service Provider to terminate any employee(s) who participated in the provision of such Services, the Parties shall negotiate in good faith such that the applicable Service Recipient shall pay an appropriate portion of the costs associated with such termination.

              (e) If it is necessary for any Service Provider to increase staffing or acquire equipment or make any investments or capital expenditures or otherwise absorb or incur incremental expenses in order to provide any Service as a result of changes arising from or as a result of the Spin-Off and related transactions, including the internal restructuring and changes in or transfers of personnel, upon mutual agreement of the Parties acting in good faith as to the necessity of any such increase, NeighborCare or ElderCare, as the case may be, shall reimburse the Service Provider, within 5 business days upon receipt of a written invoice, an amount equal to the actual costs and expenses incurred by the Service Provider in connection therewith. If such mutual agreement is not reached, the Service Provider's obligation to provide or cause to be provided such Service shall be limited to the level of use of such Service prior to the Distribution Date; provided, that if such level cannot be provided by such Service Provider without any increase in investment or expenditure, the applicable Service Provider shall provide the highest level of Service which can be provided on a commercially reasonable basis without any increase in investment or expenditure.

              (f) The Parties will use good-faith efforts to reasonably cooperate with each other in all matters relating to the provision and receipt of Services. Such cooperation shall include seeking or applying for all consents, licenses or approvals necessary to permit each party to perform its obligations hereunder. The Parties will, for a period of six years after the Distribution Date, maintain documentation supporting the information contained in the Schedules and cooperate with each other in making such information available as needed, subject to appropriate confidentiality requirements, in the event of any tax audit or litigation.

         Section 3.02. Payment. Statements will be delivered each month by the Service Providers to NeighborCare or ElderCare, as applicable, in respect of such party and all of its Service Recipients, for Services provided during the preceding month, and each such statement shall set forth a brief description of such Services, the amounts charged therefor and any Taxes due and owing in accordance with Section 3.04. Such amounts shall be payable by ElderCare or NeighborCare, as the case may be, in respect of such Party and all of its Service Recipients, to the relevant Service Provider, net 30 days after the date of such statement. Statements not paid within such 30-day period shall be subject to late charges, calculated based on the then current prime or base rate of Citibank N.A. plus one percentage point, for each month or portion thereof the statement is overdue. In addition to the charges for the Services provided hereunder, ElderCare will reimburse the NeighborCare Service Providers, and NeighborCare will reimburse the ElderCare Service Providers, in each case for any and all reasonably documented actual out-of-pocket ancillary fees, costs, or expenses incurred by such Service Providers in accordance with standard business practices in connection with providing for the Services hereunder, including shipping and transportation costs, duties, taxes and other fees or expenses, where such ancillary fees, costs or expenses are not specifically included, or exceed, the amounts provided for such items on Schedule 1 or Schedule 2, as applicable.

         Section 3.03. Disclaimer of Warranty. EXCEPT AS EXPRESSLY SET FORTH IN THIS SERVICES AGREEMENT, THE SERVICES TO BE PURCHASED UNDER THIS SERVICES AGREEMENT ARE FURNISHED AS IS, WHERE IS, WITH ALL FAULTS AND WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE.

         Section 3.04. Taxes. The amounts set forth as the applicable consideration with respect to each Service on Schedule 1 and 2 do not include any sales tax, value added tax, goods and services tax or similar tax (collectively, "Taxes"), and any such Taxes required to be paid by any Service Provider in connection with this Services Agreement or the performance hereof will be promptly reimbursed to such Service Providers and such reimbursement shall be in addition to the amounts required to be paid as set forth on Schedule 1 and 2.

         Section 3.05. Use of Services. Each of NeighborCare and ElderCare shall be required to provide, or to cause any other Service Provider to provide, Services only to ElderCare and each of its Affiliates (in the case of NeighborCare) and to NeighborCare and each of its Affiliates (in the case of ElderCare) consistent with the past practices of the applicable Service Recipient's business as conducted on the date hereof. Neither ElderCare nor its subsidiaries shall resell any NeighborCare Services to any person whatsoever or permit the use of the NeighborCare Services by any person other than in connection with the conduct of the ElderCare business as conducted on the date hereof, and neither NeighborCare nor its subsidiaries shall resell any ElderCare Services to any person whatsoever or permit the use of the ElderCare Services by any person other than in connection with the conduct of the NeighborCare business as conducted on the date hereof.

                                   ARTICLE IV

                                Term of Services

         The provision of Services shall commence on the Distribution Date and shall terminate no later than the date indicated for each such Service on
Schedule 1 or Schedule 2, as applicable; provided, however, that any Service may be cancelled or reduced in amount or any portion thereof by ElderCare (in the case of a NeighborCare Service) and NeighborCare (in the case of a ElderCare Service) upon 15 days' written notice thereof subject to the requirement that the party receiving the Service pay to the Service Provider the actual out-of-pocket costs incurred by the Service Provider, as well as the actual incremental internal costs incurred by the Service Providers, in each case as a result of such cancellation, which out-of-pocket and internal costs shall be set forth in reasonable detail in a written statement provided by the Service Provider to the recipient of the services; provided, further, that the Service Provider shall use its good-faith efforts to ensure that the incremental internal costs incurred by Service Providers as a result of such cancellation shall be reasonable; provided, further, that if the Service Recipient provides the Service Provider with more than 15 days' written notice (such days in excess of the 15-day period being collectively referred to as "additional notice"), then the recipient of the services shall not be liable for such costs as and to the extent that such additional notice is sufficient to permit the Service Provider to avoid (through the use of commercially reasonable means) such costs.

                                   ARTICLE V

                                  Force Majeure

         The Service Providers shall not be liable for any interruption of Service or delay or failure to perform under this Services Agreement that is due to acts of God, acts of a public enemy, acts of terrorism, acts of a nation or any state, territory, province or other political division thereof, fires, floods, epidemics, riots, theft, quarantine restrictions, freight embargoes or other similar extraordinary causes beyond the control of the Service Providers. In any such event, the Service Providers' obligations hereunder shall be postponed for such time as its performance is suspended or delayed on account thereof. Each Service Provider will promptly notify the recipient of the Service, either orally or in writing, upon learning of the occurrence of such event of force majeure. Upon the cessation of the force majeure event, such Service Provider will use reasonable efforts to resume, or to cause any other relevant Service Provider to resume, its performance with the least practicable delay.

                                   ARTICLE VI

                                   Liabilities


         Section 6.01. Consequential and Other Damages. None of the Service Providers shall be liable to any person, whether in contract, tort (including negligence and strict liability) or otherwise, but excluding gross negligence, willful misconduct or bad faith in connection with the provision of any Service pursuant to this Services Agreement, for any special, indirect, incidental or consequential damages whatsoever which in any way arise out of, relate to or are a consequence of, the performance or nonperformance by it hereunder or the provision of, or failure to provide, any Service hereunder, including with respect to loss of profits, business interruptions or claims of customers (other than, with respect to customers, the Service Recipient in its capacity as a customer).

         Section 6.02. Limitation of Liability. Other than the obligation to reperform as set forth in Section 6.03, in any event, the liability of any Service Provider with respect to this Services Agreement or any act or failure to act in connection herewith (including, but not limited to, the performance or breach hereof, but excluding gross negligence, willful misconduct or bad faith in connection with the provision of any Service pursuant to this Services Agreement), or from the sale, delivery, provision or use of any Service provided under or covered by this Services Agreement, whether in contract, tort (including negligence and strict liability) or otherwise, shall not exceed the fees previously paid to such Service Provider under this Services Agreement.

         Section 6.03. Obligation To Reperform. In the event of any breach of this Services Agreement by any Service Provider with respect to any error, defect or breach (which breach Service Provider can reasonably be expected to reperform in a commercially reasonable manner) in the provision of any Service, the Service Provider shall promptly correct in all material respects such error, defect or breach or reperform in all material respects such Service, subject to
Section 6.02, at the request of the recipient of such Service and at the expense of the Service Provider and shall promptly reimburse the recipient for all costs, losses or expenses attributable to such breach. The remedy set forth in this Section 6.03 shall be the only remedy of the recipient of such Service for any such breach. To be effective, any such request by ElderCare or NeighborCare, as applicable, of such Service must be in writing that specifies in reasonable detail the particular error, defect or breach and be made no more than 60 days from the date such Service was provided.

         Section 6.04. Release and Indemnity. Except as specifically set forth in this Services Agreement, ElderCare hereby releases NeighborCare, each NeighborCare Service Provider and each of their employees, agents, officers and directors (collectively, the "NeighborCare Indemnitees"), and ElderCare hereby agrees to jointly and severally indemnify, defend and hold harmless the NeighborCare Indemnitees, from and against any and all claims, demands, complaints, liabilities, losses, damages, costs and expenses arising from or relating to the use of any NeighborCare Service by ElderCare or any other person using such NeighborCare Service on ElderCare's behalf. Except as specifically set forth in this Services Agreement, NeighborCare hereby releases ElderCare, each ElderCare Service Provider and each of their employees, agents, officers and directors (collectively, the "ElderCare Indemnitees" and together with the NeighborCare Indemnitees, the "Indemnitees"), and NeighborCare hereby agrees to jointly and severally indemnify, defend and hold harmless the ElderCare Indemnitees, from and against any and all claims, demands, complaints, liabilities, losses, damages, costs and expenses arising from or relating to the use of any ElderCare Service by NeighborCare or any other person using such ElderCare Service on NeighborCare's behalf.

         Section 6.05. Indemnification Procedures. The provisions of Section 4.4 of the Separation Agreement shall apply to Third Party Claims (as defined in the Separation Agreement) arising in connection with this Services Agreement; and all other disputes shall be resolved in accordance with Section 8.06 hereof.

                                  ARTICLE VII

                                   Termination

         Section 7.01. Termination. This Services Agreement shall terminate, and the obligation of the Service Providers to provide or cause to be provided any Service shall cease, on the earliest to occur of (i) the last date indicated for the termination of any Service on Schedule 1 or Schedule 2, as applicable, (ii) the date on which the provision of NeighborCare Services has terminated or been canceled pursuant to Article IV or Section 7.02 hereof and (iii) the date that is eighteen months from the Distribution Date (provided that either party may, not later than three months before the expiration of such eighteen-month period, upon written notice to the other Party, extend such eighteen-month period by an additional six months).

         Section 7.02. Breach of Services Agreement. Subject to Article VI, if a Party shall cause or suffer to exist any material breach of any of its material obligations under this Services Agreement, including any failure to make payments when due, and that Party does not cure such default in all material respects within 30 days after receiving written notice thereof from the nonbreaching Party, the nonbreaching Party may terminate this Services Agreement, including the provision of Services pursuant hereto, immediately by providing written notice of termination.

         Section 7.03. Sums Due. In the event of a termination of this Services Agreement, the Service Providers shall be entitled to the immediate payment of, and the recipient of such Services shall within seven Business Days, pay to the Service Providers, all accrued amounts for Services under this Services Agreement as of the date of termination. Unless otherwise specified herein, all amounts due to any party shall be paid in cash, by wire transfer of available funds to an account or accounts specified in writing to the payor by the person entitled to such payments.

         Section 7.04. Effect of Termination. Sections 3.02, 7.03 and 8.13, this
Section 7.04 and Article VI shall survive any termination of this Services Agreement.

                                  ARTICLE VIII

                                  Miscellaneous

         Section 8.01. Counterparts. This Services Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties hereto and delivered to the other Parties hereto.

         Section 8.02. Entire Agreement. This Services Agreement and the Separation Agreement, including the Schedules and Annexes hereto and thereto, and the agreements referred to therein, contain the entire agreement and understanding between the Parties with respect to the subject matter hereof or thereof and supersede all prior agreements, negotiations, discussions, writings, understandings, commitments and conversations with respect to such subject matter, and there are no agreements or understandings between the parties other than those set forth or referred to herein and therein.

         Section 8.03. Corporate Power. Each Party represents on behalf of itself and its subsidiaries that (a) each such person has the requisite corporate or other power and authority and has taken all corporate or other action necessary in order to execute, deliver and perform this Services Agreement and to consummate the transactions contemplated thereby, and that (b) this Services Agreement to which it is a Party has been duly executed and delivered by it and constitutes a valid and binding agreement of it enforceable in accordance with the terms thereof.

         Section 8.04. Signatures. Each Party hereto acknowledges that it and each other Party hereto may execute this Services Agreement by facsimile, stamp or mechanical signature. Each Party hereto expressly adopts and confirms each such facsimile, stamp or mechanical signature made in its respective name as if it were a manual signature, agrees that it will not assert that any such signature is not adequate to bind such party to the same extent as if it were signed manually and agrees that at the reasonable request of any other party hereto at any time it will as promptly as reasonably practicable cause this Services Agreement to be manually executed (any such execution to be as of the date of the initial date thereof).

         Section 8.05. Governing Law. This Services Agreement, unless expressly provided herein, shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania irrespective of the choice of law principles of such State, as to all matters, including matters of validity, construction, effect, enforceability, performance and remedies.

         Section 8.06. Dispute Resolution and Arbitration. Except as otherwise provided in this Services Agreement, the Parties agree that all disputes, controversies or claims, whether sounding in contract, tort, or otherwise, that may arise out of or relate to, or arise under or in connection with, this Services Agreement or the transactions contemplated hereby (including all actions taken in furtherance of the transactions contemplated hereby on or prior to the date hereof) shall be resolved according to the dispute resolution and arbitration procedures set forth in Article IX of the Separation Agreement.

         Section 8.07. Assignability. ElderCare may assign or delegate performance of all or any part of its rights and obligations under this Services Agreement to (i) any affiliate of ElderCare or (ii) upon the prior written consent of NeighborCare, not to be unreasonably withheld, any third parties, to the extent Eldercare routinely used third parties to provide such Services or similar services prior to the Distribution; provided that no such delegaton or assignment of any obligation hereunder shall relieve ElderCare of its obligation except to the extent such obligation is performed or satisfied by the delegatee or assignee. NeighborCare may assign or delegate performance of all or any part of its rights and obligations under this Services Agreement to (i) any Affiliate of NeighborCare or (ii) upon the prior written consent of ElderCare, not to be unreasonably withheld, any third parties, to the extent NeighborCare routinely used third parties to provide such Services or similar services prior to the Distribution; provided that no such delegation or assignment of any obligation hereunder shall relieve NeighborCare of its obligation except to the extent such obligation is performed or satisfied by the delegatee or assignee. This Services Agreement shall bind and inure to the benefit of and be enforceable by ElderCare and NeighborCare and the respective successors and assigns of ElderCare and NeighborCare.


         Section 8.08. No Third-Party Beneficiaries. Except as provided in
Section 6.04 with respect to release and indemnity, (a) the provisions of this Services Agreement are for the sole benefit of the Parties hereto, their permitted assigns and, in their capacities as Service Recipients or Service Providers, their respective Affiliates and Subsidiaries, and are not intended to confer on any Person any rights or remedies hereunder, and (b) there are no third-party beneficiaries of this Services Agreement, except for the third-party Service Providers designated by NeighborCare or ElderCare, as the case may be, as set forth in Section 2.01, and this Services Agreement shall not provide any third person (including any insurance company) with any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Services Agreement.

         Section 8.09. Notices. All notices or other communications under this Services Agreement shall be in writing and shall be deemed to be duly given as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or delivered by a nationally recognized courier service to the Parties at the following address:

                  a) If to NeighborCare

                           NeighborCare
                           7 East Lee Street
                           Baltimore, MD 21202
                           Attention: Law Department

                  a) If to ElderCare:

                           Genesis Health Care Corporation
                           101 East State Street
                           Kennett Square, PA 19348
                           Attention: Law Department

Any Party may, by notice to the other Party, change the address to which such notices are to be given.

         Section 8.10. Severability. If any provision of this Services Agreement or the application of any such provision to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the application of such provision to persons or circumstances or in jurisdictions other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance or the transactions contemplated hereby or thereby, as the case may be, is not affected in any manner adverse to any Party. Upon such determination, the Parties shall negotiate in good faith in an effort to agree upon such a suitable and equitable provision to effect the original intent of the Parties.

         Section 8.11. Headings. The article, section, and paragraph headings contained in this Services Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Services Agreement.

         Section 8.12. Waivers of Default. Waiver by any Party of any default by any other Party of any provision of this Services Agreement shall not be deemed a waiver by the waiving party of any subsequent or other default, nor shall it prejudice the rights of the other Party.

         Section 8.13. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Services Agreement, the Party who is to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its rights under this Services Agreement, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. The Parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived.

         Section 8.14. Amendments. No provisions of this Services Agreement shall be deemed waived, amended, supplanted, or modified by any Party, unless such waiver, amendment, supplement, or modification is in writing and signed by the authorized representative of the Party against whom such waiver, amendment, supplement, or modification is sought to be enforced.

         Section 8.15. Exhibits and Schedules; Interpretation. All Schedules and Annexes annexed hereto or referred to herein are hereby incorporated in and made a part of this Services Agreement as if set forth in full herein. Any capitalized terms used in any Schedule or Annex but not otherwise defined therein, shall have the meaning as defined in this Services Agreement. When a reference is made in this Services Agreement to an Article, Section, Schedule or Annex, such reference shall be to an Article or Section of, or a Schedule or Annex to, this Services Agreement unless otherwise indicated. For all purposes hereof, the terms "include" and "including" shall be deemed followed by the words "without limitation" unless the context otherwise requires or unless otherwise specified. The word "or" shall not be exclusive. Words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Services Agreement shall refer to this Services Agreement as a whole and not to any particular provision of this Services Agreement. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. A "person" means any individual, firm, corporation, partnership, joint stock company, limited liability company, trust, joint venture, Governmental Entity or other entity. References to a person are also to its permitted successors and assigns and, in the case of an individual, to his or her heirs and estate, as applicable. Unless expressly stated to the contrary in this Services Agreement, all references to "the date hereof," "the date of this Agreement," hereby" and "hereupon" and words of similar import shall all be references to the Distribution Date, regardless of any amendment or restatement thereof. To the extent any provision hereof requires action or inaction of any non-party subsidiary of either Party (a "Non-Party Entity"), such provision shall be deemed to require the Party of which such Non-Party Entity is a direct or indirect subsidiary to cause such Non-Party Entity to take or refrain from taking such action, as the case may be.

         Section 8.16. Consent to Jurisdiction. Each Party irrevocably submits to the exclusive jurisdiction of the state and federal courts located within the Commonwealth of Pennsylvania for the purposes of any action, suit or other proceeding arising out of this Services Agreement or any transaction contemplated hereby (and each agrees that no such action, suit or proceeding relating to this Services Agreement shall be brought by it or any of its Subsidiaries except in such courts). Each Party further agrees that service of any process, summons, notice or document by U.S. registered mail to such person's respective address set forth above shall be effective service of process for any action, suit or proceeding in Pennsylvania with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each Party irrevocably and unconditionally waives (and agrees not to plead or claim) any objection to the laying of venue of any action, suit or proceeding arising out of this Services Agreement or the transactions contemplated hereby in the state and federal courts located within the Commonwealth of Pennsylvania or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.


         Section 8.17. Waiver of Jury Trial. Each Party hereby waives, and agrees to cause each of its Subsidiaries to waive, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Services Agreement. Each Party (i) certifies that no representatives of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other Party have been induced to enter into this Services Agreement by, among other things, the mutual waivers and certifications in this Section 8.17.

         Section 8.18. Confidentiality; Title to Data. (a) Each of the Parties agrees that any confidential information of the other Party received in the course of performance under this Services Agreement shall be kept strictly confidential by the Parties; provided that either Party may disclose such information to the extent reasonably necessary in connection with the enforcement of this Services Agreement. Upon the termination of this Services Agreement, each Party and its Subsidiaries shall return to the other Party and its Subsidiaries all of such other Party's and its Subsidiaries' confidential information to the extent that such information has not been previously returned. The obligations under this Section 8.18 shall not apply to (i) information of the disclosing Party or its Subsidiaries that was known to the receiving Party, without restrictions on disclosure or use, prior to its coming within the knowledge of such receiving Party in the course of performance of this Services Agreement except as provided in Section 6.3 of the Separation Agreement, (ii) information of the disclosing Party that is, or through no fault of the receiving Party becomes, publicly available (iii) information which lawfully becomes available, without restriction on disclosure or use, from a third party and (iv) information independently developed without reference to the information provided hereunder.


              (b) Except as provided in the Separation Agreement, each of ElderCare and NeighborCare acknowledges that it will acquire no right, title or interest (including any license rights or rights of use) in any firmware or software, and the licenses therefor which are owned by any Service Provider, by reason of the provision of the Services provided hereunder.

         IN WITNESS WHEREOF, the Parties have executed this Services Agreement as of the date first written above.

                                   GENESIS HEALTH VENTURES, INC.



                                   By: /s/ Robert H. Fish
                                       -------------------------------
                                       Name:  Robert H. Fish
                                       Title: Chairman of the Board and CEO



                                   GENESIS HEALTHCARE CORPORATION



                                   By: /s/ George V. Hager, Jr.
                                       -------------------------------
                                       Name:  George V. Hager, Jr.
                                       Title: Chief Executive Officer




              [Signature Page to the Transition Services Agreement]

                                                                      Schedule 1

                 Services Provided by NeighborCare to ElderCare

--------------------------------------------------------------------------------
Service              Outside Termination           Fees
                     Date from the Date
                     Hereof
--------------------------------------------------------------------------------

None.                N/A                           N/A

--------------------------------------------------------------------------------

                                                                      Schedule 2

                 Services Provided by ElderCare to NeighborCare

-------------------------------------------------------------------------------------------------------------------------
Service                                                   Outside Termination      Fees
                                                          Date from the Date
                                                          Hereof
--------------------------------------------------------------------------------------------------------------------------
Regulatory Compliance.  ElderCare to cause its            18 months                For each service, before the beginning
compliance officer to oversee and assist NeighborCare                              of each new fiscal quarter during the
with regulatory compliance.                                                        term of this Services Agreement, the
--------------------------------------------------------- ------------------------ Parties shall negotiate in good faith
Financial Reporting.  ElderCare's financial reporting     18 months                the fee to be paid for such service
group to assist NeighborCare with financial reporting.                             during the following fiscal quarter,
--------------------------------------------------------- ------------------------ with the objective of reflecting the
Financial Systems.  ElderCare's financial system group    18 months                actual expected cost to ElderCare of
(approximately 5 personnel) to assist NeighborCare with                            providing such service (including labor,
financial systems services.                                                        supplies, consultants retained, and all
--------------------------------------------------------- ------------------------ other costs expected to be incurred in
IS. NeighborCare to have access to systems owned by       18 months                connection with the service).
ElderCare (located at 148 State Street).
--------------------------------------------------------- ------------------------
Tax Services.  ElderCare's tax personnel to provide tax   18 months
services to NeighborCare.
--------------------------------------------------------- ------------------------
Investor Relations.  ElderCare's IR personnel to          18 months
provide IR services to NeighborCare.
--------------------------------------------------------- ------------------------
Treasury. ElderCare's treasury personnel will provide     18 months
treasury/cash management services and/or training to
NeighborCare.
--------------------------------------------------------- ------------------------
Unsecured Claims Processing.  ElderCare to assist         18 months
NeighborCare in processing unsecured claims under the
2001 Plan of Reorganization of Genesis Health Ventures,
Inc., and the associated administration of the
distribution of ElderCare and NeighborCare stock as
appropriate.
--------------------------------------------------------- ------------------------ -------------------------------------